EXHIBIT 10.(a)



   Amendment No. 6 to Amended and Restated Motor Vehicle Installment Contract

                           Loan and Security Agreement




        This Amendment is entered into by and between Ugly Duckling Corporation, successor in interest to Ugly Duckling Holdings, Inc. ("Ugly Duckling"), a Delaware corporation; Ugly Duckling Car Sales and Finance Corporation ("UDCSFC"), an Arizona corporation formerly known as Duck Ventures, Inc.; Ugly Duckling Credit Corporation ("UDCC") formerly known as Champion Acceptance Corporation, an Arizona corporation; Ugly Duckling Car Sales, Inc. ("Sales"); an Arizona corporation; Champion Financial Services, Inc. ("Champion"), an Arizona corporation; Ugly Duckling Car Sales Florida, Inc. ("Car Sales Florida"), a Florida corporation;; Ugly Duckling Car Sales New Mexico, Inc. ("Car Sales New Mexico"), a New Mexico corporation; Ugly Duckling Car Sales California, Inc. ("Car Sales California"), a California corporation; Ugly Duckling Car Sales Georgia, Inc. ("Car Sales Georgia"), a Georgia corporation; Cygnet Financial Corporation ("Cygnet"), a Delaware corporation; Cygnet Dealer Finance, Inc.
("Dealer  Finance"),  an  Arizona  corporation;  Cygnet  Finance  Alabama,  Inc.
("Cygnet Alabama"), an Arizona corporation; Cygnet Support Services, Inc. ("Services"), an Arizona corporation; Cygnet Financial Services, Inc. ("Cygnet Services"), an Arizona corporation; Cygnet Financial Portfolio, Inc. ("Cygnet Portfolio"), an Arizona corporation (all of the foregoing entities collectively referred to herein as "Existing Borrower"); Ugly Duckling Portfolio Partnership, L.L.P. ("UDPP"), an Arizona limited liability partnership; Ugly Duckling Finance Corporation ("UDFC"), an Arizona corporation; Ugly Duckling Portfolio Corporation ("UDPC") an Arizona corporation formerly known as Champion Portfolio Corporation; Cygnet Dealer Finance Florida, Inc. ("CDFF"), a Florida corporation (UDPP, UDFC, UDPC and CDFF; collectively referred to herein as "New Borrower"; Existing Borrower and New Borrower collectively referred to herein as "Borrower"); and General Electric Capital Corporation, a New York corporation ("Lender").


                                    RECITALS


       A. Existing Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated as of August 15, 1997, as amended by an Assumption and Amendment Agreement dated October 23, 1997, Amendment No. 1 dated December 22, 1997, Amendment No. 2 dated September 9, 1998, Amendment No. 3 dated January 18, 1999, Amendment No. 4 with effective date of June 30, 1999, and Amendment No. 5 dated August 16, 1999, (the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement as so amended is referred to herein as the "Agreement") pursuant to which Lender agreed to make Advances to Existing Borrower on the terms and conditions set forth in the Agreement.

       B. Existing Borrower and Lender desire to add New Borrower to the Agreement pursuant to the terms and conditions set forth in this Amendment.


       In   consideration   of  the   premises   and  other  good  and  valuable
consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.


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        2. New Borrower.  Without releasing  Existing Borrower from liability to
Lender for all obligations existing or in the future arising under the Agreement, New Borrower hereby assumes obligations as a Borrower to Lender under the Agreement and all obligations to Lender under all other documents and instruments executed by Existing Borrower in connection with the Agreement. By executing this Amendment, New Borrower shall become a Borrower under the Agreement with all rights and obligations attendant to such status. New Borrower grants to Lender all of the conveyances and rights granted to Lender under the Agreement, including but not limited to a security interest in all collateral described therein and all rights and remedies set forth therein (including but not limited to rights of termination, acceleration and foreclosure).



        3. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows.

The introductory paragraph of the Agreement is hereby amended to add New Borrower as a Borrower under the Agreement.

Section 17.8 of the Agreement, Attorneys' Fees and Lender's Expenses is replaced in its entirety by the following:

Section 17.8 Attorneys' Fees and Lender's Expenses.
        If Lender shall in good faith employ counsel for advice or other representation or shall incur other costs and expenses in connection with entering into any future amendments or modifications to the Agreement after the execution of Amendment No. 6 to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement; or If, following an Event of Default, Lender shall in good faith employ counsel for advice or other representation or shall incur other costs and expenses in connection with (A) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements executed or delivered in connection herewith, (B) any attempt to enforce, or enforcement of, any rights of Lender against Borrower or any other Person, including, without limitation, Contract Debtors, that may be obligated to Lender by virtue of any of the Loan Documents, or (C) any actual or attempted inspection, audit, monitoring, verification, protection, collection, sale, liquidation or other disposition of the Collateral; then, in any such event, the attorneys' fees arising from such services and all expenses, costs, charges and other fees (including expert's fees) incurred by Lender in any way arising from or relating to any of the events or actions described in this Section shall be payable to Lender by Borrower on demand by Lender and until paid shall be part of the Loan.



        4. Conditions Precedent To Effectiveness Of Amendment No.6.

         New Borrower shall have delivered to Lender on or before the date hereof the following duly executed documents in form and substance satisfactory to Lender, delivery of which shall be a condition precedent to the effectiveness of this Amendment:

(A)      This Amendment;

(B) UCC-1 Financing Statements of each New Borrower;

(C) Duly adopted resolutions of the Board of Directors of each New Borrower;

(D) Copies of each New Borrower's Articles of Incorporation and By-laws, certified as a true and correct copy by the Secretary of New Borrower as true and correct;

(E) Certificates of good standing for each New Borrower issued by the Secretary of State of its state of incorporation;

(F) A power of attorney of each New Borrower;

(G) A copy of a letter delivered by each New Borrower to its accountants instructing them to disclose to Lender any and all financial statements and other information of any kind relating to New Borrower's business, financial condition and other affairs that Lender may request;

(H) Financial statement certificate from the chief financial officer of each New Borrower;


(I)      Officer's certificate of each New Borrower;


(J)      Assignment of all bank accounts of each New Borrower;


(K) Assignment of rights to direct debit of each New Borrower;

(L) Assignment of insurance interests of each New Borrower;

(M) Landlord's waiver/mortgagee's waiver of each New Borrower; and


(N) Such additional information and materials as Lender may reasonably request.


         5. Incorporation of Amendment: The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

         6. Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender.

         7. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

         9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.



[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of August 27, 1999.

GENERAL ELECTRIC CAPITAL
CORPORATION                                                   UGLY DUCKLING CAR SALES, INC.

By: /S/ JEFF BATKA                                            By:  /S/ JON D. EHLINGER
Title:  Account Executive                                     Title:  Secretary

UGLY DUCKLING CORPORATION                                     UGLY DUCKLING CAR SALES NEW MEXICO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title: Secretary                                              Title:  Secretary

UGLY DUCKLING CAR SALES AND                                   CHAMPION FINANCIAL SERVICES, INC.
FINANCE CORPORATION

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES FLORIDA,                              UGLY DUCKLING CREDIT CORPORATION

By: /S/ JON D. EHLINGER                                       By:   /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

UGLY DUCKLING CAR SALES TEXAS,                                UGLY DUCKLING CAR SALES
L.L.P.                                                        CALIFORNIA, INC.
By: Ugly Duckling Car Sales, Inc.
Its:  General Partner                                         By:  /S/ JON D. EHLINGER
                                                              Title:  Secretary
By: /S/ JON D. EHLINGER
Title: Secretary                                              UGLY DUCKLING CAR SALES GEORGIA, INC.
                                                              By:  /S/ JON D. EHLINGER
                                                              Title:  Secretary

CYGNET FINANCIAL CORPORATION                                  CYGNET DEALER FINANCE, INC.
By:  /S/ JON D. EHLINGER                                      By:  /S/ STEVEN P. JOHNSON
Title:  Secretary                                             Title: Secretary

CYGNET FINANCE ALABAMA, INC.                                  CYGNET SUPPORT SERVICES, INC.

By:  /S/ STEVEN P. JOHNSON                                    By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary

CYGNET FINANCIAL SERVICES, INC.                               CYGNET FINANCIAL PORTFOILIO, INC.

By:  /S/ JON D. EHLINGER                                      By:  /S/ JON D. EHLINGER
Title:  Secretary                                             Title: Secretary
